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Exhibit 21

                   SUBSIDIARIES OF THE PROGRESSIVE CORPORATION


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                                                                                        Jurisdiction
Name of Subsidiary                                                                      of Incorporation
------------------                                                                      ----------------

Airy Insurance Center, Inc.                                                             Pennsylvania
Allied Insurance Agency, Inc.                                                           Ohio
Dealer Direct Financial Services, Inc.                                                  Texas
Express Quote Services, Inc.                                                            Florida
Garden Sun Insurance Services, Inc.                                                     Hawaii
Gold Key Insurance Agency                                                               California
Greenberg Financial Insurance Services, Inc.                                            California
Halcyon Insurance Company                                                               Ohio
Husky Sun Insurance Services, Inc.                                                      Washington
Insurance Confirmation Services, Inc.                                                   Delaware
Lakeside Insurance Agency, Inc.                                                         Ohio
Marathon Insurance Company                                                              California
Maryland Auto Insurance Solutions, Inc.                                                 Maryland
Midland Financial Group, Inc.                                                           Tennessee
     Agents Financial Services - Tennessee, Inc.                                        Tennessee
         Agents Financial Services - Arizona, Inc.                                      Arizona
         Agents Financial Services - Illinois, Inc. (90% owned)                         Illinois
         Agents Financial Services, Inc. (40% owned)                                    Florida
         Agents Financial Services - Pacific N.W., Inc.                                 Oregon
         Midland Financial Services - Texas, Inc.                                       Texas
     AutoSurance of America, Inc.                                                       Arizona
     Delta Claims Services, Inc.                                                        Tennessee
     Midland Financial Services, Inc.                                                   Louisiana
     Midland Risk Insurance Company                                                     Tennessee
         Specialty Risk Insurance Company                                               Tennessee
                  Midland Risk Services - Texas, Inc.                                   Texas
     Midland Risk Services, Inc.                                                        Tennessee
         Midland Risk Services - Arizona, Inc.                                          Arizona
                  Midland Risk Services - Nevada, Inc.                                  Nevada
         Midland Risk Insurance Services - California, Inc.                             California
         Midland Risk Services - Illinois, Inc. (85% owned)                             Illinois
         Midland Risk Services of Louisiana, Inc.                                       Louisiana
                           Midland Risk Services - Pacific N.W., Inc.                   Oregon
         Midland Risk Services - Tennessee, Inc.                                        Tennessee
Mountain Laurel Assurance Company                                                       Pennsylvania
Mountainside Insurance Agency, Inc.                                                     Colorado
National Continental Insurance Company                                                  New York
Pacific Motor Club                                                                      California
PCIC Canada Holdings, Ltd.                                                              Canada
     Progressive Casualty Insurance Company of Canada                                   Canada
Progny Agency, Inc.                                                                     New York
Progressive Adjusting Company, Inc.                                                     Ohio
Progressive American Insurance Company                                                  Florida
     Bayside Underwriters Insurance Agency, Inc.                                        Florida
     Progressive Gulf Insurance Company                                                 Mississippi
Progressive Classic Insurance Company                                                   Wisconsin
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
Progressive American Life Insurance Company                                             Ohio
     Progressive Life Insurance, Ltd.                                                   Turks & Caicos Islands
Progressive Auto Pro Insurance Company                                                  Florida
Progressive Bayside Insurance Company                                                   Florida
Progressive Casualty Insurance Company                                                  Ohio
     PC Investment Company                                                              Delaware
     Progressive Specialty Insurance Company                                            Ohio
Progressive Consumers Insurance Company                                                 Florida
Progressive DirecTrac Service Corp.                                                     Texas
Progressive Express Insurance Company                                                   Florida
Progressive Hawaii Insurance Corp.                                                      Hawaii
Progressive Insurance Agency, Inc.                                                      Ohio
Progressive International Holdings Corp.                                                Delaware
Progressive Investment Company, Inc.                                                    Delaware
     RRM Holdings, Inc.                                                                 Ohio
Progressive Max Insurance Company                                                       Ohio
Progressive Michigan Insurance Company                                                  Michigan
Progressive Mountain Insurance Company                                                  Colorado
Progressive Northeastern Insurance Company                                              New York
Progressive Northern Insurance Company                                                  Wisconsin
     Progressive Premier Insurance Company of Illinois                                  Illinois
     Progressive Universal Insurance Company of Illinois                                Illinois
Progressive Northwestern Insurance Company                                              Washington
Progressive Paloverde Insurance Company                                                 Arizona
Progressive Partners, Inc.                                                              New York
Progressive Preferred Insurance Company                                                 Ohio
Progressive Premium Budget, Inc.                                                        Ohio
Progressive Resources Services Company                                                  Ohio
Progressive Security Insurance Company                                                  Louisiana
Progressive Southeastern Insurance Company                                              Florida
Progressive West Insurance Company                                                      California
Silver Key Insurance Agency, Inc.                                                       Nevada
Tampa Insurance Services, Inc.                                                          Florida
The Paradyme Corporation                                                                Ohio
     United Financial Insurance Agency, Inc.                                            Ohio
     United Financial Insurance Agency, Inc.                                            Washington
The Progressive Agency, Inc.                                                            Virginia
United Financial Adjusting Company                                                      Ohio
     Progressive Vehicle Inspection Services, Inc. (50.1% owned)                        California
United Financial Casualty Company                                                       Missouri
Village Transport Corp.                                                                 Delaware
Wilson Mills Land Co.                                                                   Ohio
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Except as indicated, each subsidiary is wholly owned by its parent.